UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

Voya Financial, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VOYA FINANCIAL, INC.
230 PARK AVENUE
NEW YORK, NY 10169

D64017-P64576

Your **Vote** Counts!

VOYA FINANCIAL, INC.

2022 Annual Meeting

Vote by May 25, 2022 11:59 PM ET. For shares held in a Voya 401(k) Savings Plan or Voya 401(k) Plan for VRIAC Agents, vote by May 23, 2022 11:59 PM ET.

You invested in VOYA FINANCIAL, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 26, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 26, 2022
11:00 a.m., Eastern Daylight Time

Virtually at:
www.virtualshareholdermeeting.com/VOYA2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 1a. Lynne Biggar	For
1b. Yvette S. Butler	For
1c. Jane P. Chwick	For
1d. Kathleen DeRose	For
1e. Ruth Ann M. Gillis	For
1f. Aylwin B. Lewis	For
1g. Rodney O. Martin, Jr.	For
1h. Byron H. Pollitt, Jr.	For
1i. Joseph V. Tripodi	For
1j. David Zwiener	For
2. Approval, in a non-binding advisory vote, of the compensation paid to the named executive officers, as disclosed and discussed in the Proxy Statement	For
3. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2022	For

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D64018-P64576